UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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New Providence Acquisition Corp.

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AST’s Relationship with Vodafone  In October 2019, in connection with Vodafone’s investment in Series B Preferred Shares of AST, AST and Vodafone agreed to binding commercial terms pursuant to which AST and Vodafone agreed that:  Vodafone will make the SpaceMobile Service available to all of its customers within all Vodafone Markets (see following slide reflecting the Vodafone Markets) with a period of mutual exclusivity ending five years after the commencement of the SpaceMobile commercial service in all of the Vodafone Markets;  50/50 revenue share for the SpaceMobile Service in the Vodafone Markets;  End - user pricing in the Vodafone Markets will be set jointly by AST and Vodafone, and will be set to maximize the pricing times volume per individual package;  Vodafone will have certain preferential commercial terms in certain other markets; and  Vodafone will promote the service as an element of its normal course of business customer acquisition efforts through the mutual exclusivity period.

Vodafone Markets  Albania  Austrailia  Congo (Democratic Republic of)  Czech Republic  Egypt  Germany  Ghana  Greece  Hungary  India  Ireland  Italy  Kenya  Lesotho  Malta  Mozambique  Netherlands  New Zealand  Portugal  Romania  South Africa  Spain  Tanzania  Turkey  United Kingdom

AST’s Relationship with AT&T (1)  In August 2020, AST and AT&T entered into a binding memorandum of understanding (“MOU”), pursuant to which:  AST will design, develop, manufacture, launch, manage, and maintain a constellation of 168 satellite to enable continuous satellite - based mobile wireless service across the AT&T coverage area comprised of the continental United States, Hawaii, Puerto Rico, Mexico, and adjacent international waters; and  AT&T will provide technical and commercial resources to work with AST to develop service and commercial offerings for the AT&T coverage area. AT&T will also give permission to the FCC to authorize AST to test the BW3 satellite under an experimental license on certain mobile bands.  The MOU sets forth certain key terms of a potential subsequent commercial agreement, including the roles and responsibilities of each party, including the terms of a revenue - sharing arrangement based on end - user pricing to be established by AT&T and agreed upon by AST : (2)  The MOU has a term lasting until the earlier of the date that the parties enter into a new commercial agreement or the MOU is earlier terminated by the parties in accordance with its terms. (1) This slide sets forth the current extent of AST’s relationship with AT&T. (2) Any commercial agreement will be contingent upon further agreement between AST and AT&T.

Additional Information

New Providence Acquisition Corp. (“NPA”) has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination (the “Business Combination”) with AST & Science LLC ("AST"), and NPA will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. **NPA’s stockholders and other interested persons are advised to read the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with NPA’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about AST and NPA and the proposed the Business Combination.** The definitive proxy statement will be mailed to the stockholders of NPA as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

NPA, New Providence Acquisition Management LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NPA’s stockholders in connection with the Business Combination. **Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of NPA’s directors and officers in NPA’s filings with the SEC, including NPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020, and such information and names of AST’s directors and executive officers will also be in the proxy statement of NPA for the Business Combination.** Stockholders can obtain copies of NPA’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

AST SpaceMobile and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NPA’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s or AST’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the equity purchase agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the equity purchase agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of NPA or other conditions to closing in the equity purchase agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xi) expectations regarding AST’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing and level of deployment of satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST’s ability to invest in growth initiatives and (xii) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.